Exhibit 99.1

News Release

AppFolio, Inc. Announces Second Quarter 2020 Financial Results

SANTA BARBARA, Calif., August 3, 2020 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, services, and data analytics to the real estate and legal markets, today announced its financial results for the second quarter ended June 30, 2020.

AppFolio's operating results for the second quarter of 2020 are summarized in the tables accompanying this press release. The Company nevertheless urges investors to read its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on March 2, 2020, as well as its more detailed second quarter 2020 results that will be included in the Company's Quarterly Report on Form 10-Q, which will be filed with the SEC today. These periodic report filings, together with other documents the Company files with the SEC from time to time, will be accessible on AppFolio's website, http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment judgment.

Financial Outlook
While we are encouraged by the results of our second quarter we are unable to predict, with any reasonable degree of certainty, the full extent of the potential impact of the COVID-19 pandemic on our business and financial results. As a result, we are not providing updated full year revenue guidance for fiscal year 2020.

Diluted weighted average shares are expected to be approximately 36 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, August 3, 2020, at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Investors are invited to submit questions to management via the Investor Q&A form located on the Investor Overview section of AppFolio's website.

To listen to the live call, participants may register in advance at http://www.directeventreg.com/registration/event/3697242. After registering, a confirmation will be sent through email, including dial-in details and unique conference call codes for entry. A replay of the conference call will be available at (800) 585-8367 or (416) 621-4642 for international callers. Please use conference ID: 3697242. A live and recorded webcast of the conference call will be available at http://ir.appfolioinc.com.

About AppFolio, Inc.
AppFolio offers industry-specific, cloud-based business software solutions, services, and data analytics to the real estate and legal markets. Today our products include real estate software (AppFolio Property Manager, AppFolio Property Manager PLUS and AppFolio Investment Management) and legal practice management software (MyCase). AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's business opportunities, the impact of the Company's strategic actions and initiatives, the impact of the COVID-19 pandemic on the Company's business, and the timing of providing updated financial guidance.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, which will be filed with the SEC today, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	June 30, 2020	December 31, 2019
Assets
Current assets
Cash and cash equivalents	$53,315	$15,813
Investment securities—current	20,930	22,876
Accounts receivable, net	12,663	7,562
Prepaid expenses and other current assets	15,836	15,540
Total current assets	102,744	61,791
Investment securities—noncurrent	5,933	12,089
Property and equipment, net	26,323	14,744
Operating lease right-of-use assets	25,732	27,803
Capitalized software, net	35,218	30,023
Goodwill	58,425	58,425
Intangible assets, net	18,911	21,377
Deferred taxes	40,711	27,574
Other long-term assets	6,354	6,276
Total assets	$320,351	$260,102
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$3,402	$1,927
Accrued employee expenses	18,570	17,758
Accrued expenses	13,316	10,833
Deferred revenue	5,098	4,600
Other current liabilities	5,088	11,139
Term loan, net—current portion	1,833	1,208
Total current liabilities	47,307	47,465
Operating lease liabilities	33,394	33,312
Revolving facility	49,000	—
Term loan, net	46,146	47,375
Total liabilities	175,847	128,152
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 shares authorized and no shares issued and outstanding as of June 30, 2020 and December 31, 2019	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized as of June 30, 2020 and December 31, 2019; 17,371 and 16,923 shares issued as of June 30, 2020 and December 31, 2019, respectively; 16,952 and 16,552 shares outstanding as of June 30, 2020 and December 31, 2019, respectively	2	2
Class B common stock, $0.0001 par value, 50,000 shares authorized as of June 30, 2020 and December 31, 2019; 17,339 and 17,594 shares issued and outstanding as of June 30, 2020 and December 31, 2019, respectively	2	2
Additional paid-in capital	156,919	161,509
Accumulated other comprehensive income	131	33
Treasury stock, at cost, 419 and 371 shares of Class A common stock as of June 30, 2020 and December 31, 2019, respectively	(25,756)	(21,562)
Retained earnings (accumulated deficit)	13,206	(8,034)
Total stockholders’ equity	144,504	131,950
Total liabilities and stockholders’ equity	$320,351	$260,102

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenue	$81,043	$63,624	$153,538	$120,715
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	27,411	25,128	56,372	49,309
Sales and marketing	13,717	13,232	28,223	24,451
Research and product development	12,128	9,339	23,340	17,820
General and administrative	14,785	8,214	23,357	16,406
Depreciation and amortization	6,657	5,415	13,071	10,491
Total costs and operating expenses	74,698	61,328	144,363	118,477
Income from operations	6,345	2,296	9,175	2,238
Other income (expense), net	(10)	(56)	12	(57)
Interest expense, net	(562)	(427)	(1,056)	(924)
Income before benefit from income taxes	5,773	1,813	8,131	1,257
Benefit from income taxes	(13,484)	(21,338)	(13,109)	(25,619)
Net income	$19,257	$23,151	$21,240	$26,876

Net income per common share:
Basic	$0.56	$0.68	$0.62	$0.79
Diluted	$0.54	$0.65	$0.60	$0.76
Weighted average common shares outstanding:
Basic	34,254	34,010	34,214	33,962
Diluted	35,614	35,412	35,647	35,385

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$520	$415	$646	$739
Sales and marketing	477	302	702	550
Research and product development	580	363	874	671
General and administrative	1,176	607	1,490	1,279
Total stock-based compensation expense	$2,753	$1,687	$3,712	$3,239

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Cash from operating activities
Net income	$19,257	$23,151	$21,240	$26,876
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,657	5,415	13,071	10,491
Amortization of operating lease right-of-use assets	1,018	987	2,071	1,928
Deferred income taxes	(13,499)	(21,362)	(13,137)	(25,643)
Stock-based compensation	2,753	1,687	3,712	3,239
Other	8	81	(30)	108
Changes in operating assets and liabilities:
Accounts receivable	(3,520)	(644)	(5,136)	(2,695)
Prepaid expenses and other current assets	2,530	(1,859)	(292)	(5,199)
Other assets	41	830	(107)	1,254
Accounts payable	555	88	193	188
Accrued employee expenses	6,144	3,547	717	680
Accrued expenses	3,808	(196)	4,534	1,384
Deferred revenue	(161)	313	532	581
Operating lease liabilities	(876)	(1,024)	(92)	(1,759)
Other liabilities	(422)	504	100	380
Net cash provided by operating activities	24,293	11,518	27,376	11,813
Cash from investing activities
Purchases of available-for-sale investments	(12,740)	(678)	(13,389)	(678)
Proceeds from sales of available-for-sale investments	—	—	13,942	1,750
Proceeds from maturities of available-for-sale investments	500	1,750	7,750	4,000
Purchases of property, equipment and intangible assets	(6,314)	(1,395)	(14,306)	(2,425)
Additions to capitalized software	(5,887)	(4,762)	(12,709)	(9,420)
Cash paid in business acquisition, net of cash acquired	—	—	—	(54,004)
Net cash used in investing activities	(24,441)	(5,085)	(18,712)	(60,777)
Cash from financing activities
Proceeds from stock option exercises	232	109	329	199
Tax withholding for net share settlement	(3,232)	(3,436)	(9,690)	(4,751)
Payment of contingent consideration	—	—	(5,977)	—
Proceeds from issuance of debt	753	572	50,190	1,169
Principal payments on debt	(1,069)	(885)	(1,818)	(1,794)
Payment of debt issuance costs	—	(60)	—	(420)
Purchase of treasury stock	—	—	(4,194)	—
Net cash (used in) provided by financing activities	(3,316)	(3,700)	28,840	(5,597)
Net (decrease) increase in cash and cash equivalents and restricted cash	(3,464)	2,733	37,504	(54,561)
Cash, cash equivalents and restricted cash
Beginning of period	57,215	17,212	16,247	74,506
End of period	$53,751	$19,945	$53,751	$19,945